UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2009

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KRISPY KREME DOUGHNUTS, INC.
(Exact name of registrant as specified in its charter)

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North Carolina	001-16485	56-2169715
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

370 Knollwood Street, Winston-Salem, North Carolina 27103
 (Address of principal executive offices)

Registrant’s telephone number, including area code: (336) 725-2981

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Shareholders of Krispy Kreme Doughnuts, Inc. (the “Company”) held on June 16, 2009, the shareholders of the Company approved an amendment to the Company’s 2000 Stock Incentive Plan (the “Plan”) to increase the maximum number of shares of common stock that may be issued under the Plan by 3,000,000.  Information regarding the Plan that is included under the headings “Description of Material Features of the 2000 Stock Incentive Plan” and “New Plan Benefits” in the Company’s Definitive Proxy Statement filed May 11, 2009 is incorporated by reference herein.  A copy of the Plan, as amended, is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 9.01     Financial Statements and Exhibits.

           (d)  Exhibits.  The following exhibit is filed herewith:

Exhibit No.          Description

10.1                      2000 Stock Incentive Plan (amended as of June 16, 2009)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRISPY KREME DOUGHNUTS, INC.
Dated: June 22, 2009	By: /s/ Douglas R. Muir Name: Douglas R. Muir Title: Chief Financial Officer